UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 12/17/2008
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number: 1-16411

Delaware (State or other jurisdiction of incorporation)	95-4840775 (IRS Employer Identification No.)
1840 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices, including zip code)
(310) 553-6262
(Registrant s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) On December 17, 2008, the Compensation Committee of the Board of Directors of Northrop Grumman Corporation (the “Company”) adopted a policy that permits the recoupment (commonly referred to as a ‘clawback’ policy) of certain performance-based compensation, set forth by the following design elements:
•	Applies to employees at the vice-president level and above

•	Covers performance-based compensation and applies to both Annual Incentive Plan (AIP) awards and Long Term Incentive Stock Plan (LTISP) awards

•	Compensation Committee has discretion to evaluate to what extent recoupment of performance-based compensation is appropriate based on specific facts and circumstances

•	Is triggered by a financial restatement by the Company linked to misconduct, applicable to responsible party

Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
Date: December 23, 2008	By:	/s/ Stephen D. Yslas
Stephen D. Yslas
Corporate Vice President, Secretary and Deputy General Counsel